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Exhibit 10.10

UNITED NATURAL FOODS, INC.
2002 STOCK INCENTIVE PLAN

1.
PURPOSE.

        The United Natural Foods, Inc. 2002 Stock Incentive Plan (the "Plan") is designed to enable employees, officers and directors of, and consultants or advisers to, United Natural Foods, Inc. (the "Company") and its Subsidiaries to acquire or increase a proprietary interest in the Company, and thus to share in the future success of the Company's business. Accordingly, the Plan is intended as a further means not only of attracting and retaining outstanding personnel, but also of promoting a closer identity of interests between management and stockholders. The Board of Directors believe that the grant of Options under the Plan will be in the Company's interest because the personnel eligible to receive Options under the Plan will be those who are in positions to make important and direct contributions to the success of the Company.

2.
DEFINITIONS.

        In this Plan document, unless the context clearly indicates otherwise, words in the masculine gender shall be deemed to refer to females as well as males, any term used in the singular also shall refer to the plural, and the following capitalized terms shall have the following meanings set forth in this Section 2:

        (a)    "Beneficiary" means the person or persons designated in writing by the Grantee as his beneficiary in respect of an Option; or, in the absence of an effective designation or if the designated person or persons predecease the Grantee, the Grantee's Beneficiary shall be the person or persons who acquire by bequest or inheritance the Grantee's rights in respect of an Option. In order to be effective, a Grantee's designation of a Beneficiary must be on file with the Company before the Grantee's death. Any such designation may be revoked and a new designation substituted therefor at any time before the Grantee's death.

        (b)    "Board of Directors" or "Board" means the Board of Directors of the Company.

        (c)    "Change in Control" means the first to occur of the following events:

          (1)    any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a current stockholder of the Company or a trustee or other fiduciary holding securities of the Company under an employee benefit plan maintained by the Company or any corporation owned, directly or indirectly, by the Company's stockholders in substantially the same proportions as their ownership of the Company's stock, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the total combined voting power of the Company's then-outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders and which the Board does not recommend such stockholders to accept;

          (2)    three or more directors, whose election or nomination for election is not approved by a majority of the members of the incumbent Board then serving as members of the Board of Directors, are elected within any single 24-month period to serve on the Board of Directors, provided that an individual whose election or nomination for election is approved as a result of either an actual or threatened election contest or proxy contest, including by reason of any agreement intended to avoid or settle any election contest or proxy contest, will be deemed not to have been approved by a majority of the incumbent Board for purposes of this definition; or

          (3)    approval by stockholders of the Company of:

            (i)    a merger, consolidation, or reorganization involving the Company, unless:

              (A)    the stockholders of the Company, immediately before the merger, consolidation, or reorganization, own, directly or indirectly immediately following such merger, consolidation, or reorganization, at least 75% of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation, or reorganization in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation, or reorganization;

              (B)    individuals who were members of the incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, or reorganization constitute at least a majority of the board of directors of the surviving corporation; and

              (C)    no person (other than (I) the Company or any Subsidiary thereof, (II) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, any Subsidiary thereof, or the surviving corporation, or (III) any person who, immediately prior to such merger, consolidation, or reorganization, had beneficial ownership of securities representing 25% or more of the voting power) has beneficial ownership of securities representing 25% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities;

            (ii)    a complete liquidation or dissolution of the Company; or

            (iii)    an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a Subsidiary).

        (d)    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        (e)    "Committee" means a committee consisting of such number of members of the Compensation Committee of the Board of Directors with such qualifications as are required to satisfy the requirements of (i) Rule 16b-3 under the Exchange Act and (ii) Section 162(m) of the Code, and the regulations thereunder, as in effect from time to time (or any successor provision of similar import), to the extent that Options granted under the Plan are intended to qualify as performance-based compensation thereunder.

        (f)    "Disability" or "Disabled" means having a total and permanent disability as defined in Section 22(e)(3) of the Code.

        (g)    "Effective Date" means [            ] [    ], 2002, the date on which the Plan was approved by the Board.

        (h)    "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time (or any successor rule of similar import).

        (i)    "Fair Market Value" means, when used in connection with the Shares on a certain date, the fair market value of a Share as determined by the Committee, and shall be deemed equal to the closing price at which Shares are traded on such date (or on the next preceding day for which such information is ascertainable at the time of the Committee's determination) as reported for such date by The Wall Street Journal (or if Shares are not traded on such date, on the next preceding day on which Shares are traded) (or if Shares are traded on such date but no edition of The Wall Street Journal reporting such prices for such date is published, the fair market value shall be deemed equal to the mean of the high and low prices at which Shares are traded on such date as reported through the National Association of Securities Dealers Automated Quotations System in any other newspaper).

        (j)    "Grantee" means a person to whom an Option has been granted under the Plan.

        (k)    "Incentive Stock Option" means an Option that complies with the terms and conditions set forth in Section 422(b) of the Code and is designated by the Committee as an Incentive Stock Option.

        (l)    "Non-qualified Stock Option" means an Option granted under the Plan other than an Incentive Stock Option.

        (m)    "Option" means any option to purchase a Share or Shares pursuant to the provisions of the Plan. Unless the context clearly indicates otherwise, the term "Option" shall include both Incentive Stock Options and Non-qualified Stock Options.

        (n)    "Option Agreement" means the written agreement entered into by the Grantee and the Company evidencing the grant of an Option under the Plan.

        (o)    "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code (or a successor provision of similar import).

        (p)    "Shares" means shares of the Company's common stock, par value $0.01 per share.

        (q)    "Subsidiary" means a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code (or a successor provision of similar import).

        (r)    "Term" means the period during which a particular Option may be exercised.

3.
EFFECTIVE DATE AND DURATION OF THE PLAN.

        (a)    The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date by a majority of the votes cast on the proposal at a meeting of stockholders, provided that the total votes cast represent a majority of all shares entitled to vote. Upon approval of the Plan by the stockholders of the Company as set forth above, all Options granted under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Options granted hereunder shall be null and void and of no effect. The Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the Effective Date.

        (b)    Options may be granted at any time prior to the earlier of the expiration of the ten-year term of the Plan, as described in subsection (a) above, or the termination of the Plan pursuant to Section 16.

4.
SHARES SUBJECT TO THE PLAN.

        (a)    Subject to adjustment as provided in Section 14, the number of Shares reserved for issuance under the Plan shall be 1,400,000 Shares. If any Shares subject to an Option are not purchased, or if an Option otherwise terminates, in whole or in part, without the issuance of any Shares subject thereto, then the number of Shares subject to such Option shall, to the extent of any such forfeiture or termination, be restored to the number of Shares reserved for granting Options under the Plan.

        (b)    The maximum number of Shares that can be the subject of Options to any individual in any fiscal year of the Company is 300,000 Shares. For purposes of this subsection (b), if an Option is canceled, terminated or expires, the canceled, terminated or expired Option shall be counted against the maximum number of Shares for which Options may be granted to the holder of the Option.

5.
ADMINISTRATION OF THE PLAN.

        (a)    The Plan shall be administered by the Committee.

        (b)    The Committee may adopt, amend and rescind rules and regulations relating to the Plan as it may deem proper, shall make all other determinations necessary or advisable for the administration of the Plan, and may provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, to the extent not contrary to the express provisions of the Plan; provided, however, that the Committee may take action only upon the agreement of a majority of its members then in office. Notwithstanding the provisions of the preceding sentence, no action or determination by the Committee may adversely affect any right acquired by any Grantee or Beneficiary under the terms of any Option granted before the date such action or determination is taken or made, unless the affected Grantee or Beneficiary shall expressly consent; but it shall be conclusively presumed that any adjustment pursuant to Section 14 does not adversely affect any such right. Any action that the Committee may take through a written instrument signed by all of its members then in office shall be as effective as though taken at a meeting duly called and held.

        (c)    The powers of the Committee shall include plenary authority to interpret the Plan, and, subject to the provisions hereof, the Committee may determine (i) the persons to whom Options shall be granted; (ii) the number of Shares subject to each Option; (iii) the Term of each Option; (iv) the frequency of Options and the date on which each Option shall be granted; (v) the type of each Option; (vi) the exercise periods, and other terms and conditions applicable to each Option, and the provisions of each Option Agreement; and (vii) any performance criteria pursuant to which Options may be granted.

        (d)    The determinations, interpretations, and other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons.

        (e)    The Committee may, in its sole discretion, authorize the Chief Executive Officer of the Company to grant Awards under the Plan to employees who are not key employees of the Company; provided, however, that the Chief Executive Officer shall not grant any Option (i) that would not comply with Rule 16b-3 of the Exchange Act, or (ii) that is intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code. No later than 90 days after the commencement of each fiscal year of the Company, the Committee may establish (i) a maximum aggregate number of Shares with respect to which the Chief Executive Officer may grant Options during such fiscal year and (ii) the maximum number of Shares with respect to which the Chief Executive Officer may grant Options to any one non-key employee of the Company during such fiscal year. Upon granting any Options pursuant to the Plan, the Chief Executive Officer, promptly, but in any event not later than the next Committee meeting, shall inform the Committee of the terms and number of Shares subject to Options granted to any Grantee. The exercise price of any Options granted by the Chief Executive Officer pursuant to the Plan shall not be less than the Fair Market Value of the Shares on the date the Option is granted.

        (f)    Any Option granted to a member of the Committee shall be approved by the Board, and no member of the Committee may approve an Option to himself.

6.
ELIGIBILITY TO RECEIVE OPTIONS.

        (a)    Options may be granted under the Plan to (i) any employee of the Company or of any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time, and (ii) any other individual whose participation in the Plan is determined to be in the interests of the Company by the Board. All determinations by the Committee as to the identity of the persons to whom Options shall be granted hereunder shall be conclusive.

        (b)    Directors who are not regular salaried employees of the Company or a Subsidiary shall be eligible to receive Non-qualified Stock Options.

        (c)    An individual Grantee may receive more than one Option, subject to such restrictions as are provided herein.

7.
OPTION AGREEMENT.

        (a)    No Option shall be effective with respect to a Grantee unless he shall have executed and delivered an Option Agreement evidencing the grant of such Option. The Option Agreement shall set forth the number of Shares subject to the Option and the terms, conditions and restrictions applicable thereto.

        (b)    Appropriate officers of the Company are hereby authorized to execute and deliver Option Agreements in the name of the Company as directed from time to time by the Committee.

8.
INCENTIVE STOCK OPTIONS.

        (a)    The Committee may authorize the grant of Incentive Stock Options to employees of the Company and of any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, subject to the terms and conditions set forth in the Plan. The Option Agreement relating to an Incentive Stock Option shall state that the Option evidenced by the Option Agreement is intended to be an "incentive stock option" within the meaning of Section 422(b) of the Code.

        (b)    The Term of each Incentive Stock Option shall end (unless the Option shall have terminated earlier under another provision of the Plan) on a date fixed by the Committee and set forth in the applicable Option Agreement. In no event shall the Term of an Incentive Stock Option extend beyond ten years from the date of grant. In the case of any Grantee who, on the date the Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, a Parent, or a Subsidiary, the Term of the Option shall not extend beyond five years from the date of grant.

        (c)    To the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options (determined without regard to this paragraph (c)) are exercisable by any Grantee for the first time during any calendar year (under all stock option plans of the Company, its Parent and its Subsidiaries) exceeds $100,000, such Options shall not be Incentive Stock Options. An Option that otherwise satisfies the Incentive Stock Option requirements under Section 422(b) of the Code shall be treated as a Non-qualified Stock Option to the extent that the Option first becomes exercisable in a calendar year with respect to Shares the aggregate Fair Market Value of which exceeds $100,000. For the purpose of this paragraph (c), the Fair Market Value of Shares shall be determined as of the date the Option with respect to such Shares is granted. This paragraph (c) shall be applied by taking Options into account in the order in which they were granted.

        (d)    The exercise price to be paid by the Grantee to the Company for each Share purchased upon the exercise of an Incentive Stock Option shall be not less than the Fair Market Value of a Share on the date the Option is granted, except that with respect to any Incentive Stock Option granted to a Grantee who, on the date the Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, a Parent, or a Subsidiary, the exercise price for each Share purchased shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted. In no event may an Incentive Stock Option be granted or exercised if the exercise price per Share is less than the par value of a Share on the date of grant.

        (e)    Subject to the terms of the Plan, the Committee shall determine the terms and conditions applicable to an Incentive Stock Option, including provisions regarding vesting, as of the date of grant, and such terms and conditions shall be stated in the Option Agreement for the Incentive Stock Option.

        (f)    Any Grantee who disposes of Shares purchased upon the exercise of an Incentive Stock Option either (i) within two years after the date on which the Option was granted, or (ii) within one year after the transfer of such Shares to the Grantee, shall promptly notify the Company of the date of such disposition and of the amount realized upon such disposition.

        (g)    Any Option granted under the Plan that purports to be an Incentive Stock Option but fails to satisfy the criteria under Section 422(b) of the Code (other than the $100,000 limit addressed in subsection (c) above) may, at the discretion of the Committee, be deemed to be a Non-qualified Stock Option.

9.
NON-QUALIFIED STOCK OPTIONS.

        (a)    The Committee may authorize the grant of Non-qualified Stock Options subject to the terms and conditions set forth in the Plan. Unless an Option is designated by the Committee in an Option Agreement as a Non-qualified Stock Option, it is intended that the Option shall be treated as an Incentive Stock Option. The Option Agreement evidencing a Non-qualified Stock Option shall state that the Option evidenced by the Option Agreement shall not be treated as an Incentive Stock Option. The Term of each Non-qualified Stock Option shall end (unless the Option shall have terminated earlier under another provision of the Plan) on a date fixed by the Committee and set forth in the applicable Option Agreement. In no event shall the Term of a Non-qualified Stock Option extend beyond ten years from the date of grant of the Option.

        (b)    The exercise price to be paid by the Grantee to the Company for each Share issued upon the exercise of an Non-qualified Stock Option shall be equal to the Fair Market Value of a Share on the date the Option is granted. In no event may a Non-qualified Stock Option be granted or exercised if the exercise price per Share is less than the par value of a Share.

        (c)    Subject to the terms of the Plan, the Committee shall determine the terms and conditions applicable to a Non-qualified Stock Option, including provisions regarding vesting, as of the date of grant, and such terms and conditions shall be stated in the Option Agreement for the Non-qualified Stock Option.

10.
EXERCISE OF OPTION.

        (a)    Options shall be exercised by delivering or mailing to the Committee:

          (1)    a notice, in the form and in the manner prescribed by the Committee, specifying the number of Shares to be purchased pursuant to the exercise of an Option, and

          (2)    payment in full of the exercise price for the Shares so purchased and full payment, in an amount determined by the Company, of any federal, state or local tax withholding obligations arising in connection with the exercise of the Option:

            (i)    by money order, cashier's check, certified check or other cash equivalent approved by the Committee;

            (ii)    if approved by the Committee, and not otherwise prohibited by applicable law, by the tender of Shares already owned by the Grantee to the Company, or by the attestation to the ownership of the Shares that otherwise would be tendered to the Company in exchange for the Company's reducing the number of Shares that it issues to the Grantee by the number of Shares necessary for payment in full of the exercise price for the Shares so purchased;

            (iii)    if approved by the Committee, and not otherwise prohibited by applicable law, by money order, cashier's check, or certified check and the tender of Shares to the Company, or by money order, cashier's check, or certified check and the attestation to the ownership of the Shares that otherwise would be tendered to the Company in exchange for the Company's reducing the number of Shares that it issues to the Grantee by the number of Shares necessary for payment in full of the exercise price for the Shares so purchased; or

            (iv)    if approved by the Committee, and not otherwise prohibited by applicable law, by the Grantee's (a) irrevocable instructions to the Company to deliver the Shares issuable upon exercise of the Option promptly to the broker for the Grantee's account and (b) irrevocable instruction letter to the broker to sell Shares sufficient to pay the exercise price and upon such sale to deliver the exercise price to the Company, provided that at the time of such exercise, such exercise would not subject the Grantee to liability under Section 16(b) of the Exchange Act, or would be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act or any other exemption from such liability. The Company shall deliver an acknowledgment to the broker upon receipt of instructions to deliver the Shares. The Company shall deliver the Shares to the broker upon the settlement date. The broker shall deliver to the Company cash sale proceeds sufficient to cover the exercise price upon receipt of the Shares from the Company.

            (v)    Shares tendered or attested to in exchange for Shares issued under the Plan must be held by the Grantee for at least six months prior to their tender or their attestation to the Company. The Committee shall determine acceptable methods for tendering or attesting to Shares to exercise an Option under the Plan, and may impose such limitations and prohibitions on the use of Shares to exercise Options as it deems appropriate. For purposes of determining the amount of the exercise price satisfied by tendering or attesting to Shares, such Shares shall be valued at their Fair Market Value on the date of tender or attestation, as applicable. Except as provided in this paragraph, the date of exercise shall be deemed to be the date that the notice of exercise and payment of the exercise price are received by the Committee. For exercise pursuant to Section 10(a)(2)(iv) of the Plan, the date of exercise shall be deemed to be the date that the notice of exercise is received by the Committee.

        (b)    Subject to subsection (c) below, upon receipt of the notice of exercise and, if an Option to be settled in Shares is exercised, upon payment of the exercise price, the Company shall promptly deliver to the Grantee (or Beneficiary) a certificate or certificates for the Shares purchased, without charge to him for issue or transfer tax.

        (c)    The exercise of each Option and the under the Plan shall be subject to the condition that if at any time the Company shall determine (in accordance with the provisions of the following sentence) that it is necessary as a condition of, or in connection with, such exercise (or the delivery or purchase of Shares thereunder), (i) to satisfy withholding tax or other withholding liabilities, (ii) to effect the listing, registration, or qualification on any securities exchange or under any state or Federal law of any Shares otherwise deliverable in connection with such exercise, grant or distribution, or (iii) to obtain the consent or approval of any regulatory body, then in any such event such exercise, grant or distribution shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its reasonable and good faith judgment. Any such determination (described in the preceding sentence) by the Company must be reasonable, must be made in good faith, and must be made without any intent to postpone or limit such exercise, grant or distribution beyond the minimum extent necessary and without any intent otherwise to deny or frustrate any Grantee's rights in respect of any Award. In seeking to effect or obtain any such withholding, listing, registration, qualification, consent or approval, the Company shall act with all reasonable diligence. Any such postponement or limitation affecting the right to exercise an Option shall not extend the time within which the Option may be exercised, unless the Company and the Grantee choose to amend the terms of the Award to provide for such an extension; and neither the Company nor its directors or officers shall have any obligation or liability to the Grantee or to a Beneficiary with respect to any Shares with respect to which the Award shall lapse, or with respect to which the grant or distribution shall not be effected, because of a postponement or limitation that conforms to the provisions of this subsection (c).

        (d)    Except as provided in subsection (e) below, Options granted under the Plan shall be nontransferable other than by will or by the laws of descent and distribution in accordance with Section 11(a) hereof, and an Option may be exercised during the lifetime of the Grantee only by him.

        (e)    Subject to the approval of the Committee in its sole discretion, Non-qualified Stock Options may be transferable to members of the immediate family of the Grantee and to one or more trusts for the benefit of such family members, partnerships in which such family members are the only partners, or corporations in which such family members are the only stockholders. "Members of the immediate family" means the Grantee's spouse, children, stepchildren, grandchildren, parents, grandparents, siblings (including half brothers and sisters), and individuals who are family members by adoption.

        (f)    Upon the purchase of Shares under an Option, the stock certificate or certificates may, at the request of the purchaser, be issued in his name and the name of another person as joint tenants with right of survivorship.

11.
RIGHTS UNDER CERTAIN CIRCUMSTANCES.

        (a)    Death. If a Grantee's employment with the Company and its Subsidiaries shall cease due to the Grantee's death, or if the Grantee shall die within three months after cessation of employment while an Option is exercisable pursuant to subsection (c), (d) or (e) below, any Option held by the Grantee on the date of his death may be exercised by the Grantee's Beneficiary, to the extent that the Option could have been exercised immediately before the Grantee's death, at any time (i) with respect to an Incentive Stock Option, within twelve months after the Grantee's death, or (ii) with respect to a Non-qualified Stock Option, within three years after the Grantee's death.

        (b)    Disability. If a Grantee's employment with the Company and its Subsidiaries shall cease due to his Disability after at least six months of continuous employment with the Company and/or a Subsidiary immediately following the date on which an Option was granted, the Grantee may exercise the Option, to the extent that the Option could be exercised at the cessation of employment, at any time (i) with respect to an Incentive Stock Option, within twelve months after the Grantee shall so cease to be an employee, or (ii) with respect to a Non-qualified Stock Option, within three years after the Grantee shall so cease to be an employee.

        (c)    Termination of Employment for Any Other Reason. The Option Agreement shall specify the period, if any, during which an Option may be exercised subsequent to the termination of a Grantee's employment with the Company and its Subsidiaries at any time and for any reason, other than those specified in subsections (a) and (b) above; provided, however, that the Option Agreement shall not permit the exercise of any Option later than three months after such termination; and provided further that the Option may not be exercised to an extent greater than the extent to which it could be exercised at the cessation of employment.

        (d)    Termination of Employment After a Change in Control. Notwithstanding the foregoing provisions of this Section 11, if, within three months after the Company obtains actual knowledge that a Change in Control has occurred, a Grantee's employment with the Company and its Subsidiaries ceases for any reason, the Grantee may exercise the Option in full, notwithstanding any limitation on the exercise of such Option, at any time within three months after such cessation of employment.

        (e)    Term of Option. Notwithstanding any other provision of this Section 11, in no event shall an Option be exercisable after the expiration date specified in the Option Agreement evidencing the grant of the Option.

12.
TAX WITHHOLDING.

        (a)    The Company shall have the right to collect an amount sufficient to satisfy any Federal, State and/or local withholding tax requirements that might apply with respect to any Option to a Grantee in the manner specified in subsection (b) or (c) below. Alternatively, a Grantee may elect to satisfy any such withholding tax requirements in the manner specified in subsection (d) or (e) below to the extent permitted therein.

        (b)    The Company shall have the right to require Grantees to remit to the Company an amount sufficient to satisfy any such withholding tax requirements.

        (c)    The Company and its Subsidiaries also shall, to the extent permitted by law, have the right to deduct from any payment of any kind (whether or not related to the Plan) otherwise due to a Grantee any such taxes required to be withheld.

        (d)    If the Committee in its sole discretion approves, a Grantee may irrevocably elect to have any withholding tax obligation satisfied by (i) having the Company withhold Shares otherwise deliverable to the Grantee, or (ii) delivering Shares to the Company, provided that the Shares withheld or delivered have a Fair Market Value (on the date that the amount of tax to be withheld is determined) equal to the amount required to be withheld.

        (e)    A Grantee may elect to have any withholding tax obligation satisfied in the manner described in Section 10(a)(2)(iv), to the extent permitted therein.

13.
STOCKHOLDER RIGHTS.

        No person shall have any rights of a stockholder by virtue of an Option except with respect to Shares actually issued to him, and the issuance of Shares shall confer no retroactive right to dividends.

14.
ADJUSTMENT FOR CHANGES IN CAPITALIZATION.

        (a)    In the event that there is any change in the Shares through merger, consolidation, reorganization, recapitalization or otherwise; or if there shall be any dividend on the Shares, payable in Shares; or if there shall be a stock split or a combination of Shares, the aggregate number of shares available for Options, the number of Shares subject to outstanding Options, and the exercise price per Share of each outstanding Option may be proportionately adjusted by the Board of Directors as it deems equitable in its absolute discretion to prevent dilution or enlargement of the rights of the Grantees; provided that any fractional Shares resulting from such adjustments shall be eliminated. The Board of Directors may, in its sole discretion (i) accelerate the vesting of an outstanding Option or (ii) accelerate the termination date of an outstanding Option in connection with the liquidation, dissolution, merger, reorganization or other consolidation of the Company upon notice to the affected Grantees.

        (b)    The Board's determination with respect to any such adjustments shall be conclusive.

15.
EFFECTS OF MERGER OR OTHER REORGANIZATION.

        If the Company shall be the surviving corporation in a merger or other reorganization, Options shall extend to stock and securities of the Company after the merger or other reorganization to the same extent that a person who held, immediately before the merger or reorganization, the number of Shares corresponding to the number of Shares covered by the Option would be entitled to have or obtain stock and securities of the Company under the terms of the merger or reorganization.

16.
TERMINATION, SUSPENSION OR MODIFICATION OF THE PLAN.

        The Board of Directors may at any time terminate, suspend, or modify the Plan, except that the Board shall not, without approval by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote, at a meeting duly held in accordance with applicable law, change (other than through adjustment for changes in capitalization as provided in Section 14) (a) the aggregate number of Shares for which Options may be granted; (b) the class of persons eligible for Options; or (c) the maximum duration of the Plan. No termination, suspension or modification of the Plan shall adversely affect any right acquired by any Grantee, or by any Beneficiary, under the terms of any Option granted before the date of such termination, suspension or modification, unless such Grantee or Beneficiary shall expressly consent; but it shall be conclusively presumed that any adjustment pursuant to Section 14 does not adversely affect any such right.

17.
PROHIBITION ON REPRICING.

        Notwithstanding any other provision of the Plan, the Committee shall not "reprice" any Option granted under the Plan if the effect of such repricing would be to decrease the exercise price per share applicable to such Option. For this purpose, a "repricing" would include a tandem cancellation and regrant or any other amendment or action that would have substantially the same effect as decreasing the exercise price of outstanding Options.

18.
APPLICATION OF PROCEEDS.

        The proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

19.
GENERAL PROVISIONS.

        The grant of an Option in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of the Company or its Subsidiaries.

20.
GOVERNING LAW.

        The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Delaware except to the extent that such laws may be superseded by any Federal law.

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  Exhibit 10.10
UNITED NATURAL FOODS, INC. 2002 STOCK INCENTIVE PLAN